Exhibit 10.4

SCHEDULE 1

WORK ORDER 2

This WORK ORDER dated as of the date of last signature below

BETWEEN

(1) Kitov Pharmaceuticals Holdings Ltd., One Azrieli Center, Round Tower, 23rd Floor, Tel Aviv 670110 (hereinafter referred to as “KITOV”) and

(2) JAVA CLINICAL RESEARCH LIMITED, a company incorporated in Ireland, registered number 311398, with registered office address 88 Harcourt Street , Dublin 2, and located at Denshaw House 21 Lower Baggot Street , Ireland (hereinafter referred to as “JAVA”).

WHEREAS Kitov and JAVA are bound by the terms of the Master Services Agreement dated 04 February 2014 between Kitov and JAVA (the "Master Services Agreement"), Kitov and JAVA wish to set out the specific details of services to be provided by JAVA in respect of study

Title of trial: A Prospective Randomized Placebo Controlled Study to Evaluate the Effect of Celecoxib on the Efficacy and Safety of Amlodipine on Renal and Vascular Function in Subjects with Existing Hypertension Requiring Antihypertensive Therapy

PROTOCOL NO.:	K-302-03-02

THE PARTIES NOW HEREBY AGREE AS FOLLOWS:

1.	JAVA shall provide the services as outlined in Schedule 2 hereto (the "Services") in accordance with the timelines set out in Schedule 3 hereto and the terms and conditions of the Master Services Agreement together with the additional provisions as set out in the following Schedules:

Schedule 1	Timelines

Schedule 2	Services Budget and Payment Schedule Java Clinical Research

Schedule 3	Services Budget and Payment Schedule CROSNT

Schedule 4	Payment Plan

Schedule 5	Personnel / Contacts for Notices and Payments

This Work Order has an effective date as of the last date of signature and will remain valid until completion of Services described herein and when Kitov has paid the final invoice in accordance with the terms of the Master Services Agreement, unless otherwise terminated in accordance with the provisions of Clause 12 of the Master Services Agreement.

SIGNED BY

KITOV PHARMACEUTICAL HOLDINGS LTD JAVA CLINICAL RESEARCH LTD

Signature:__________________________	Signature:__________________________

By:________________________________	By:________________________________
(PrintName)

Title: ______________________________	Title: ______________________________

Date: ______________________________	Date: ______________________________

SCHEDULE 1: TIMELINES

The Work Order is based on the following estimated timelines:

Milestone	Target Date
MHRA Approval	September 2016
October	October 2016
First Site Initiation Visit	October 2016
First Clinical Trial Subject Recruited	October 2016
Last Clinical Trial Subject Recruited	17 February 2017
LPLV	31 March 2017
DB Lock	May 2017
Final Study Report	June/ July 2017

SCHEDULE 2: BUDGET JAVA CLINICAL RESEARCH

Study Reference KIT-302-03-92

Projected Timelines:
Project Preparation	15 weeks	04 July 2016 - 17 October 2016
Study Recruitment and Conduct Period	24 weeks	17 October 2016 - 31 March 2017
Last patient randomised 17/02/2017
Last Patient Last Visit 31/03/2017
Close out period	13 weeks	13 March 2017 - 30 June 2017

Indication:	Hypertension

Key Assumptions:
Number of patients to be screened	150
Number of patients to be randomised	105

Sites	10 sites
Number of monitoring visits (150 patients)	Estimated pool of monitoring visits 55 (5/6)

Total CRF pages per patient	TBC

SCHEDULE 3: BUDGET CROSNT

Biometrics Management	Total Cost (EUR)
TOTAL	15,423.00

Data Management	Total Cost (EUR)
CRF Design	3,365.20
Data Management Plan	3,830.30
Programming and Validation of Database	10,108.80
Programming and Validation of Consistency Checks	8,095.20
Data Load set-up	2,706.00
User acceptance testing	1,971.20
Data Cleaning	17,577.20
SAE Reconciliation	1,033.80
Production of Listing for Medical Review	873.90
Coding	3,158.40
Metrics/Tracking Report	789.60
SAS External Data Load	1,071.00
Database Lock	958.80
Database Transfer	119.00
TMF Management	714.00
Documentation Archiving	2,380.00
DM Teleconferences	1,353.60
TOTAL	60,106.00

eCRF management and hosting	Total Cost (EUR)
EDC System setup, documentation and maintenance & Help Desk (2nd level)	1,249.50
eCRF License fee, hosting, e-Learning and 1st Level Help Desk	49,461.00
Patient Data Reports	1,725.50
Implementation & Maintenance of Access Authorisation	8,131.20
e-Learning User Management	2,310.00
CD Archives	163.35
TOTAL	63,040.55

Pharmacovigilance	Total Cost (EUR)
Initial Set Up Costs (to include registration with EMA and all competent authorities, Development of Safety Management Plan	9,270.00
Monthly costs for duration of study for provision of responsible person for PV Qualified medic, PV Governance & Project Quality, Safety database hosting, generation of SAE monthly tracking sheets	7,416.00
SAE Handling Costs	2,472.00
Generation and submission of SUSARS listings to Investigators	103.00
TOTAL	19,261.00

TOTAL	157,830.55

DISCOUNT	10,881.42

TOTAL INCLUDING DISCOUNT	146,949.13

SCHEDULE 4: PAYMENT SCHEDULES

Payment Schedules Java

Total Budget €429,521

Step of Payment	Percentage	Due Amount (EUR)
Upfront fee at exchange of contracts	30%	128, 856
Less Upfront fee at LOI contracts		€50,000.00
Balance due on exchange of contracts		€78,856.
Study Conduct period Invoiced monthly during randomisation	50%	€214,760
LPLV	10%	€42,952
DB Lock	5%	€21,476
Final study report	5%	€21,477

Payment Schedules CROSNT

Total Budget €146,949.13

Step of Payment	Percentage	Due Amount (EUR)
Upfront fee at exchange of contracts	30%	€44,084.74
Database Go live	10%	€14,694.91
Following 25 Subjects randomised	10%	€14,694.91
Following 50 Subjects randomised	10%	€14,694.91
Following 75 Subjects randomised	10%	€14,694.91
Following 100 Subjects randomised	10%	€14,694.91
LPLV	10%	€14,694.91
DB Lock	10%	€14,694.92

SCHEDULE 5: Personnel / Contacts for Notices and Payments

For; Java CLINICAL RESEARCH Ltd

Ruth Nallen

Managing Director

Java Clinical Research

Denshaw House

121 Lower baggot street

Dublin 2

Emial; rnallen@javacr.com

For : KITOV PHARMACEUTICAL HOLDINGS LTD

Mr Simcha Rock

Chief Financial Officer

One Azrieli Center, Round Tower,

23rd Floor,

Tel Aviv

Israel 670110

Email; simcha@kitovpharma.com